UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2012 (February 17, 2012)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19969 (Commission File Number)	71-0673405 (IRS Employer Identification Number)

3801 Old Greenwood Road Fort Smith, Arkansas (Address of principal executive offices)	72903 (Zip Code)

Registrant’s telephone number, including area code:  (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 17, 2012 the Compensation Committee (the “Committee”) of the Board of Directors of Arkansas Best Corporation (the “Company”) took the following actions:

Long-Term Incentive Plan Compensation Performance Measures

The Company’s stockholders originally approved the 2005 Ownership Incentive Plan (the “Plan”) on April 20, 2005 and subsequently approved amendment one to the Plan on April 22, 2010. Pursuant to the Plan, on February 17, 2012, the Committee established a Long-Term Incentive Plan (the “LTIP”) for the three year measurement period of 2012-2014. The 2012-2014 LTIP performance measures are weighted equally based on the Return on Capital Employed (“ROCE”) and Total Shareholder Return (“TSR”) for the Company.

The Committee approved the performance measure and goals and the individual target incentive awards under the 2012-2014 LTIP. For the “ROCE Component” the Committee determined that it would use the Company’s three year average ROCE as its performance measure and that a minimum of 3% ROCE must be achieved for an incentive to be earned with higher levels of ROCE resulting in additional earned incentive. For the “TSR Component” the Committee determined that the performance measure would be based on TSR compared to peer group as its performance measure and that a minimum 25th percentile ranking must be achieved for an incentive to be earned under the TSR component with higher percentile rankings resulting in additional earned incentive.  If both the target ROCE Component and TSR Component are achieved, the executive officers of the Company and ABF Freight System, Inc. (“ABF”) will receive the following amounts:

Attainment of ROCE and TSR Targets

Company’s President — CEO	$488,750
ABF’s President — CEO	$281,250
Senior Vice Presidents of Company and ABF	$205,800
Company’s Vice President — CFO	$159,600

The actual incentive amount will depend on the final average ROCE achieved, the Company’s TSR compared to the peer group and each participant’s base salary earned in 2012 to 2014.

The Committee capped potential LTIP payouts at a maximum payout of 300% of the target payout factor of the ROCE Component and a maximum payout of 200% of the target payout factor of the TSR Component.

The peer companies for the 2012-2014 TSR Component are the following publicly traded companies:

•                  Celadon Group Inc.

•                  Con-Way, Inc.

•                  Covenant Transport, Inc.

•                  Heartland Express, Inc.

•                  Knight Transportation, Inc.

•                  Marten Transport, Ltd.

•                  Old Dominion Freight Line, Inc.

•                  SAIA, Inc.

•                  Swift Transportation Corporation

•                  USA Truck Inc.

•                  Vitran Corporation

•                  Werner Enterprises

•                  YRC Worldwide, Inc.

A copy of the LTIP form of agreement approved by the Committee is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The Company intends to use this form of agreement from time to time in connection with awards to named executive officers and certain employees.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	ABC Long-Term (3-Year) Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION
(Registrant)

Date:	February 23, 2012	/s/ Michael R. Johns
Michael R. Johns,
Vice President — General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	ABC Long-Term (3-Year) Incentive Compensation Plan.